SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2004

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 West 43d Street, New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

ITEM 7. Financial Statements and Exhibits

The following exhibits are furnished pursuant to Item 12:

Exhibit 99.1	The New York Times Company Earnings Press Release dated July 14, 2004

Exhibit 99.2	The New York Times Company June Revenues Press Release dated July 14, 2004

ITEM 12.  Results of Operations and Financial Condition

On July 14, 2004, The New York Times Company issued a press release announcing the Company’s earnings for the quarter ended June 27, 2004.  On July 14, 2004, the Company also issued a press release announcing the Company’s revenues for June 2004.  Copies of these press releases are furnished with this report as exhibits to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: July 14, 2004	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and Senior Counsel